UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska, 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska, 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  06/30/2014

Item 1.  Reports to Stockholders.

Semi-Annual Report

June 30, 2014

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

August 15, 2014

Dear Fellow Shareholder:

We are pleased to present the semi-annual report of the Investment Partners Opportunities Fund, (the “Fund”), for the period ending June 30, 2014.

The Fund’s primary objective remains long-term capital appreciation with income as a secondary objective. We were able to make significant progress in the first half of 2014 towards attaining both the Fund’s primary objective of long-term capital appreciation and our secondary goal of increased income.

PORTFOLIO PERFORMANCE

The Fund’s total return based on net asset value (“NAV”) was 10.66% for the six months ending June 30, 2014. The S&P 500 Total Return Index during the same period gained 7.14%. The Fund’s return was due to its allocation to the technology and energy sectors which performed well. The Fund’s asset allocation was predominantly equity investments with minimal fixed income holdings. At June 30, 2014 the Fund maintained 10.5% of total net assets in cash and equivalents, 33.0% of total net assets in Technology, 25.1% of total net assets in Energy, 9.7% of total net assets in Precious Metals and Hard Assets and 23.5% of total net assets in Special Situations. (Rainmaker Systems, Inc., representing 0.7% of total net assets at June 30, 2014, is included in both the Technology and Special Situations percentages stated above. Constellation Energy Partners LLC and Texas Pacific Land Trust, representing 5.7% and 2.9%, respectively, of total net assets at June 30, 2014, are included in both the Energy and Special Situations percentages stated above.)

The Technology Sector was broadly diversified comprising Semiconductors and Materials, Telecommunications, Manufactured Devices, Internet Services and Software. Apple, Inc. represented the Fund’s second largest equity investment at a market value of $520,408(5.6%). Additionally, Cisco Systems, Inc. (1.9%), Microsoft Corp. (1.1%),Yahoo! Inc. (1.9%), Blackberry (0.8%), Advanced Micro Devices, Inc. (1.5%), and TiVo, Inc. (1.4%) gave the Fund broad exposure to older companies while Micron Technology, Inc. (3.2%), Symantec Corp.(1.2%), GT Advanced Technologies, Inc. (3.8%), OmniVision Technologies, Inc. (1.7%), and Samsung Electronics Co., Ltd. (1.7%) provided exposure to innovative solutions and growth.

The Fund’s holdings in the Energy Sector were also balanced and diversified: Domestic Oil Exploration and Production Companies, Upstream Natural Gas and Pipeline Intermediate Master Limited Partnerships, Canadian Resource Companies and Energy Related Land Development represented 25.1% of the Fund’s total net assets at June 30, 2014. Constellation Energy Partners LLC is the Fund’s largest equity investment with a market value of $530,141 (5.7%). The Fund concentrated on North America: Canada, with Pengrowth Energy Corp. (2.3%), Enerplus Corp. (0.8%), Canadian Oil Sands Ltd. (1.0%), Suncor Energy Inc. (1.4%), Arsenal Energy, Inc. (1.1%), Rock Energy, Inc. (0.6%), and the US with Devon Energy Corp. (1.7%), Sanchez

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Energy Corp. (0.6%), Memorial Production Partners (0.5%) and Ultra Petroleum Corporation (1.3%).

For the first six months of 2014, the portfolio’s investment income was $104,378 from dividends and interest. Net realized gain from investments, options written and foreign currency transactions was $180,220. The positive performance, particularly from dividends, interest and option call writing, contributed to accomplishing our secondary objective of generating an income return.

While it is still too early in the year to determine whether the Fund will be in a position to declare a distribution, we intend to focus on this objective as we have since the Fund’s inception.

The Fund’s total annualized 1-year return based on NAV at June 30, 2014 was 21.33% without load (14.34% with load). The S&P 500 Total Return Index gained 24.61%during the same period. The Fund’s return was weighed down by allocation of assets to the Energy and Mining Sectors in addition to maintaining somewhat high cash balances during the period.

The Fund’s total annualized return since inception based on NAV at June 30, 2014 was 4.61% without load (3.23% with load), inclusive of the $0.27 per share 2010 distribution, the $0.39 per share 2011 distribution and the $0.10 per share 2012 distribution. There was no distribution in 2013. The S&P 500 Total Return Index gained 15.45% during the same period. The Fund’s relative performance was largely a result of our cautious and conservative posture of maintaining a relatively high cash balance during much of the period.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2015, to ensure that the net annual fund operating expenses will not exceed 2.75% for Investment Partners Opportunities Fund Class A, subject to possible recoupment from the Fund in future years. Without these waivers, the total annual operating expenses would be 4.56% per the Fund’s April 30, 2014 prospectus. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-866-390-0440.

ECONOMIC BACKDROP AND EFFECT ON OUR INVESTMENT STRATEGY

Since inception in mid-January 2010, the Fund’s investment posture has been cautious and conservative. Our hesitancy to be fully invested at any time resulted from the recognition that the fiscal deterioration of the U.S., caused by too much spending at all levels funded by debt, would inevitably hurt consumers, equity investors, and debt holders. We have felt that the effects of the

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monetary creation experiment in the US, Europe and Japan,while far reaching, would be disruptive. In the short run, stimulus equals liquidity equals asset inflation – great for equities but not so great for those looking for income from holding debt instruments.

We have not changed our opinion that monetary manipulation and interference in the proper functioning of free markets in the long run is bad for financial assets of all types. It is particularly troublesome when intervention coincides with fiscal mismanagement of the economy. Beating quarterly analyst earnings estimates is more important than debating whether we are on the way to World War III. Never mind that financial imbalances exist in every corner of the globe. To those outside the hallowed halls of Wall Street, life and death struggles really do matter.

While there is some modest improvement in certain areas of the economy, most notably employment in the Technology and Energy sectors, widespread sustainable growth in the economy is more elusive. Sales of newly constructed housing and profit growth of banks are particularly troublesome.

We hold to the position that the aftermath of the Fed’s monetary policy will result in inflation in the things needed for day-to-day living, and deflation in many of the discretionary things that consumers want, but are not certain they can afford.

For the time being, we believe that the interventionists will continue to condition market participants to accept the status quo i.e. low short term interest rates and asset purchases albeit at a reduced rate well into 2015. In such an environment the equity markets have been conditioned to expect that the risks have been taken out of allocating the majority of most portfolios to equities.

This risk-on trade has given rise to speculation, resulting in so-called “asset bubbles.” The relative safety normally accorded to holders of bonds and savers in general has been given secondary priority. With interest rates at historically low levels there is no way for bonds to compete with stocks unless, of course,deflation develops. Just the hint of rising rates is enough to produce a decline. The current feeling is that a modest rise in rates would be good for the economy and that a little bit of inflation can be tolerated. Widespread belief has it that if inflation accelerates the Fed could apply the “brakes” in sufficient time. Market participants have bought into the Fed’s logic and equity assets are expected to continue to appreciate regardless of valuation.

At this writing we don’t get the feeling that Congress, the President or the Federal Reserve are serious about dealing with failed financial policies and structural and fiscal imbalances that have caused markets to collapse in the recent past. Dodd-Frank legislation, the Volker Rule and provisions in the Affordable Care Act add systemic burden to a weakened system and ultimately may impede growth. Against these headwinds, markets move ever onward. In times like these valuations don’t matter as only momentum counts. Volatility is low, bad news is good news and good news is even better. Value investors find these times challenging because we know that, in the end, fundamentals really do matter.

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In spite of these and other macro issues, we continue to use traditional analysis tools and adhere to the theory inherent in value style investing to uncover a number of unusual investment candidates. We have classified many of these as special situations which are in some ways neutral to market behavior. In the first six months of 2014 some have worked out sooner than expected, while others have strained our patience. We remain committed to finding unique securities in which to invest using “value” style principles while in certain instances deriving some income to reward our patience.

MARKET REVIEW - FIRST HALF OF 2014

The first six months of 2014 was a period of modestly rising equity prices based essentially on six beliefs:

●	Normal domestic economic growth would eventually result from the continuation of accommodative Federal Reserve policies albeit with an expectation that tapering of asset purchases would continue until October 2014.

●	Consumer purchases would create a demand cycle, encouraging business to spend, invest,and hire,with unemployment expected to decrease.

●	Equity markets would anticipate better times ahead, price to earnings multiples would continue to expand and the wealth effect would encourage even more consumer spending.

●	Interest rates would rise moderately to more normal levels reflecting the improved economy.

●	Industry would get even more confident and invest in plant and equipment in America instead of abroad once they could forecast overall demand with more certainty.

●	Global expansion and rising world trade would attract capital, credit markets would function more normally and growth would be sustained particularly in the developed world.

LOOKING FORWARD - SECOND HALF OF 2014

Most Wall Street analysts expect the same rationale to hold in the second half of 2014. In our opinion, the risks of any errant policy coming out of Washington, Europe, the Middle East or Asia could change investor perception and deal a blow to investor and/or consumer and business confidence at any time. There is now growing evidence that the Fed’s interest rate machinations have done little to instill enough confidence for the economy to grow on its own at other than an anemic pace. Quantitative easing measures have been accompanied by quiescent inflation while there is some improvement in housing and employment. Because interest rates in general were at historic lows, the stock market became the place to be by default. Economists believe that rising asset values, the so-called “Wealth Effect,“will kick start spending and give consumers more confidence.

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However, we see the economy as still fragile and vulnerable. Any unanticipated shock to the system,during a period of consumer deleveraging and government induced austerity, is likely to limit expansion as it already has in Europe.

Additionally, the public sector remains vulnerable,particularly at the state and local levels. Pension plan and medical benefits are under attack forcing budgetary strain with a curtailment of services, salary caps, layoffs and head-count reductions. Essentially, the states and cities can’t print money and have to work with balanced budgets. In the future,they will have an increasingly hard time borrowing money. As a result,they have no choice but to cut pension benefits, become more austere or raise taxes.

Simply put, this is not exactly the environment that should have rewarded investors in 2013 and the first half of 2014,but it did. We don’t feel that the balance of 2014 will see the expected 3% GDP growth, and as such, year-over-year revenue and profit comparisons may become less favorable.

During the first half of 2014,we continued to allocate capital to companies which we believed were selling at price to earnings multiples less than their historic growth rates or returns on invested assets,and/or were selling at discounts to their asset values. We have also pursued some special situations where we believed longer term assets were mispriced.

We have formulated an investment strategy that is predicated on the belief that the unwinding of excessive debt worldwide should create massive economic dislocations that in turn will produce extraordinary future opportunities for patient investors. Similarly, we observed that other opportunities were being created by disruptions in various sectors of the economy. In particular, technological changes seem to be more significant and more frequent. Legislative and regulatory enactments have the effect of punishing those that have not planned or rewarding those that have positioned their businesses to benefit.

The same thought process has led us to the energy sector where advances in technology have dramatically changed the competitive landscape making the U.S. less reliant on foreign sources.

One of the advantages of being opportunistic, value-conscious investors is that we are not constrained by company size or location around the world. The private sector has committed capital and manpower in the U.S. to make the country less dependent on foreign sources. Machines to grow novel crystals for improved glass are being produced by companies like GT Advanced Technologies, Inc. Both Apple, Inc., Samsung Electronics Co., Ltd. and others in the portfolio continue to make the world more interconnected through advances in communications.

Also, on the positive side, we made decent returns from the continued outperformance of our special situation investments. One example is Texas Pacific Land Trust (2.9% of total net assets at June 30, 2014). For capital appreciation we focused on low P/E multiple technology stocks with strong balance sheets. Some of these holdings have been bid up by the overall market past the point where we think we can make meaningful returns. We will continue to use a tactical

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allocation approach toward these areas on a case by case basis, but prefer to be patient and find securities which appear to us to be inexpensive for other reasons.

One of the areas that has been out of favor recently is the commodity sector. Commodity prices by their very nature are volatile. In the precious metals space, price movements are often emotionally driven. This is particularly true in the gold markets. We own securities tied to gold because of the discipline gold has when measured against fiat currencies created by central bankers out of thin air.

We believe it is reasonable to expect that we will focus on themes and sectors that have produced our first half performance. However, we continue to follow this sector in the belief that depressed prices will produce a buying opportunity.

TRENDS AND DIRECTION

We have now passed the midpoint of 2014 and the tug of war between deflationary forces and the Fed’s intentional inflation creation amazingly has still not been resolved. Since April 2013 investors have been warned to expect that the Federal Reserve would at some point begin withdrawing support for their asset purchase program by gradually reducing the amount of monthly purchases, better known as tapering. Anyone who has read our reports for the past three years knows we have never been fans of government interference in markets.

We are now in a dangerous period for those who don’t see this “sea change” as a way to affect fixed income and equity portfolios. We have been cognizant that interest rate sensitive stocks would also be vulnerable and have tried to keep these to a minimum – although it is difficult to know exactly how this will all play out. If interest rates rise, companies with a lot of debt may find it more difficult to grow. Additionally, their distributed cash may be less, which could make their share prices vulnerable. One sector that appears to offer an opportunity, in spite of the above, is comprised of specialty finance/business development companies. This is largely because, while leveraged, these companies have borrowing costs at fixed rates and can charge more for loans as rates rise.

Other offshoots of higher rates are an overvalued U.S. dollar, and “smack-downs” in commodities (ex-oil), real estate, preferred stocks and other interest rate sensitive issues. To date, the Fund’s diversified portfolio with non-correlated assets such as gold and natural resources along with certain equities in normal times should perform relatively well. We believe our primary focus on value and deep-value oriented equity issues could continue to provide the necessary balance to neutralize the effect of rising rates on the overall portfolio.

In our opinion, we are at that point. Such an environment could produce stagflation, where the cost of essential products and services rise faster than income earned from work. It is an effort to create inflation and reduce liquidity without being perceived as credit tightening.

Market perception of an improved economy changed markedly in the second quarter of 2014 for a number of reasons: most cited was the impact of weather on an economy already only modestly

6

recovering. First quarter GDP when revised was actually negative 2.9%. Second quarter GDP has improved but consumer spending is tepid at best.

OUTLOOK AND STRATEGY

Over the third quarter of calendar year 2014, we are likely to see whether the Federal Reserve’s reduced bond buying efforts will result in a steepening of the yield curve with an increase in long term interest rates based on forecasts of an improved economic environment and decreased unemployment.

If consumer demand improves with wage growth, higher interest rates would be a natural response and equity markets could move higher as long as inflation remains in check.

We see the economy struggling to reach 3% GDP growth in the second half of 2014 in spite of government cheer leading that says the economy is improving. Our GDP growth projection of 2.0% for all of 2014 is lower than the projected 2014 inflation rate of 2.4% resulting in little, if any, real economic progress.

The Federal Reserve’s near-zero interest rate policy may result in some modest improvement in the housing and auto markets, but the response in the overall economy remains muted. Bank lending for mergers and acquisitions likely will accelerate. While the banks are beginning to lend again, the regulatory environment remains restrictive. Outside the U.S., Europe’s emergence from recession could be slowed by difficulties in peripheral nations and emerging markets.

Major emerging markets, particularly China, give rise to questions about global growth. China now struggles with transition from export growth to creating a vibrant consumer class. Japan has gone through a de-facto devaluation of its currency in an attempt to recapture the leadership it once enjoyed in export markets. Growth in Europe is near-zero while the German economy slows down because of weaker demands from Russia, the Ukraine and China. Economic sanctions against Russia have come from the West in response to Putin’s audacious moves against the Ukraine. Currency issues in the developed markets have risen to center-stage, putting global growth on pause.

We believe investor sentiment or “risk appetite” in the second half of 2014 will slacken and punish those who believe in momentum driven equities with little consideration to outstretched valuations. From our perspective as value investors, it is about time. As long as revenues have met analyst expectations, speculative stocks in biotech and transformative technologies have moved higher. As soon as certain equity issues in these sectors show any revenue or earnings misses, sentiment will likely shift dramatically.

Given that investor sentiment can change overnight,we sense that volatility will increase in the second half of 2014.

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As value investors, we are always searching for overlooked companies – and believe we have uncovered some in the commodity and natural resource sector. In the long run, we feel recognition of the latent inflationary impact of too much debt and rising interest rates will cause investors to once again reassess their equity asset allocation, and consider this sector. The first half of 2014 was particularly good for our investments in dividend paying stocks. We expect that to continue more modestly for the balance of 2014. We intend to diversify our income investment candidates as the year progresses with the aforementioned business development companies and floating rate issues becoming more prominent.

Further, our research should be devoted to identifying companies we believe are asset rich – whose shares sell at a fraction of their book value, cash flow, or sum-of-the-parts – particularly if they have sufficient resources currently to pay dividends and/or conduct share buybacks.

Companies that should benefit are those that improve productivity and respond to a discerning consumer. The technology space, in our view, is worthy of continual investor focus, particularly “old tech” i.e. established large dominant companies.

Because we utilize tactics that may enable us to be somewhat “market neutral,” we expect to offset risk by holding puts on overvalued individual equities and writing calls on certain Fund holdings as a means to attempt to outperform our benchmark.

The Fund continues to devote 33.0% of its total net assets to companies engaged in computers, the internet, semiconductors, software, infrastructure, and telecommunications at home and abroad. We believe that modern technology companies are the future growth engines of the economy. This sector rewarded us in the first half of 2014.

PRINCIPAL AREAS

The Fund’s strategic allocation remains focused on diversified balanced equities in five principal areas:

●	Technology Companies

●	Resource Rich Companies – Energy, Precious Metals and Hard Assets

●	Companies with potential yield for downside protection including some income from option writing

●	Special situations, including buy-out candidates

●	Companies that benefit during periods of inflation
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CENTRAL THEMES

Because we believe that central banks will continue to print money, albeit at a reduced rate, and that governments will continue to run deficits, we expect to make investments as follows:

●	Individual companies that should benefit during a period of stagflation

●	Companies with abundant cash flows that pay dividends and/or conduct share buybacks

●	Companies experiencing turn around which are selling at distressed prices using value investing criteria

●	Companies whose boards of directors focus on better governance

Finally, there are a number of small companies or issues that are not as well known in the portfolio that appear to us to be undervalued. The Fund has sizable positions in these non-dividend payers with an expectation that their future performance will be reflected in their securities prices. These issues could contribute meaningfully to the Fund’s performance if their value, as we perceive it, develops for investors.

ADVOCACY AND ACTIVISM

As stated in the past, we are satisfied in the majority of our investments to be advocates and supportive outside minority holders of company securities where we feel managements and boards of directors are conscious of their duties to serve the needs of all investors. As value managers, we sometimes purchase securities that have fallen out of favor or are in a so-called turn-around mode. In such situations, sometimes - but not always - the interests of the outside minority investors can get lost in the shuffle. We therefore tend to direct our advocacy and activism efforts to issuers who, in our opinion, may need extra support and guidance from their shareholders, or may require a strong reminder that they have a duty to their outside investors.

You may recall in the year-end 2013 report that we wrote about oil-and-gas MLP Constellation Energy Partners LLC (5.7% of total net assets at June 30, 2014) and software firm Rainmaker Systems, Inc. (0.7% of total net assets at June 30, 2014). We have also begun to correspond with Management and the Board of Directors of SkyPeople Fruit Juice, Inc.(1.5% of total net assets at June 30, 2014) in an attempt to have them focus on the interests of the minority shareholders. These companies are currently the primary focus of our advocacy and activism efforts during 2014, and we hope to have more to share regarding the progress of these specific special situations in our year-end 2014 report.

We remain convinced that the purposes we had when we created this type of fund are fundamentally sound and look forward to demonstrating for you the effectiveness of redefining value investing.

We wish to thank you for your continued ownership and participation. We hope to reward your patience with performance as the years go on.

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One of the advantages of a small fund is your ability as owners to interact with us as managers. If any of you would like to know more about our investment style or have any questions or comments please feel free to contact us.

Sincerely,

Frank J. Abella, Jr.	Frank (“Jay”) Abella, III	Gregg Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Fund’s portfolio represented by the security on 6/30/2014.

2256-NLD-8/1/2014

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Investment Partners Opportunities Fund

PORTFOLIO REVIEW

June 30, 2014 (Unaudited)

The Fund’s performance figures* for the periods ended June 30, 2014, compared to its benchmark:

				Cumulative	Annualized
	6 Month	One Year	Three Year	Since Inception **	Since Inception **
Investment Partners Opportunities Fund - Class A	10.66%	21.33%	3.45%	22.23%	4.61%
Investment Partners Opportunities Fund - Class A with load	4.33%	14.34%	1.42%	15.20%	3.23%
S&P 500 Total Return Index ***	7.14%	24.61%	16.58%	89.62%	15.45%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses were 4.56% (before waiver) as per the April 30, 2014 prospectus. For performance information current to the most recent month-end, please call 1-866-390-0440.

**	Inception date is January 15, 2010.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Portfolio Composition as of June 30, 2014

Holdings by Investment Type/Industry	% of Net Assets
Oil & Gas	22.5%
Semiconductors	11.9%
Equity Funds	9.6%
Computers	7.0%
Commodity Funds	6.1%
Debt Funds	5.0%
Internet	3.6%
Biotechnology	3.3%
Software	3.0%
Mining	2.3%
Other *	16.2%
Other Assets & Liabilities	9.5%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

*	Other represents weightings of 2.3% or less in the following industries: Airlines, Beverages, Diversified Financial Services, Energy-Alternate Sources, Healthcare-Products, Home Furnishings, Investment Companies, Office/Business Equipment, Purchased Call Options, Purchased Put Options, Real Estate Investment Trusts, and Telecommunications.
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Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)

Shares		Value

	COMMON STOCKS - 68.5%
	AIRLINES - 2.0%
4,500	United Continental Holdings, Inc. * +	$184,815

	BEVERAGES - 1.5%
100,084	SkyPeople Fruit Juice, Inc. *	138,116

	BIOTECHNOLOGY - 3.3%
79,100	Cadus Corp.	133,679
150,448	Special Diversified Opportunities, Inc. *	174,520
		308,199
	COMPUTERS - 7.0%
5,600	Apple, Inc. +	520,408
7,000	BlackBerry Ltd.	71,680
374,432	Rainmaker Systems, Inc. *	65,526
		657,614
	DIVERSIFIED FINANCIAL SERVICES - 2.2%
428,500	Aberdeen International, Inc. *	62,132
52,251	Sprott, Inc.	147,348
		209,480
	ENERGY-ALTERNATE SOURCES - 1.3%
10,000	Clean Energy Fuels Corp. *	117,200

	HEALTHCARE-PRODUCTS - 0.6%
3,000	Volcano Corp. *	52,830

	HOME FURNISHINGS - 1.4%
10,020	TiVo, Inc. *	129,358

	INTERNET - 3.6%
1,000	eBay, Inc. *	50,060
5,000	Symantec Corp.	114,500
5,000	Yahoo!, Inc. *	175,650
		340,210
	INVESTMENT COMPANIES - 1.4%
12,118	Prospect Capital Corp.	128,754

	MINING - 2.3%
5,000	Silver Wheaton Corp.	131,350
10,000	Yamana Gold, Inc.	82,200
		213,550
	OFFICE/BUSINESS EQUIPMENT - 1.3%
10,000	Xerox Corp.	124,400

	OIL & GAS - 21.5%
14,000	Arsenal Energy, Inc.	104,160
4,000	Canadian Oil Sands Ltd.	90,640
199,301	Constellation Energy Partners LLC - MLP *	530,141
2,000	Devon Energy Corp.	158,800
3,000	Enerplus Corp.	75,540
2,000	Memorial Production Partners LP - MLP	48,480
1,500	Occidental Petroleum Corp.	153,945
30,000	Pengrowth Energy Corp.	215,400

See accompanying notes to financial statements.

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Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)

Shares		Value
	OIL & GAS - 21.5% (Continued)
10,000	Rock Energy, Inc. *	$58,900
1,500	Sanchez Energy Corp. * +	56,385
3,000	Suncor Energy, Inc.	127,890
1,700	Texas Pacific Land Trust	272,187
4,000	Ultra Petroleum Corp. *	118,760
		2,011,228

	REAL ESTATE INVESTMENT TRUSTS - 2.3%
8,500	Government Properties Income Trust	215,815

	SEMICONDUCTORS - 11.9%
34,000	Advanced Micro Devices, Inc. *	142,460
19,200	GT Advanced Technologies, Inc. * +	357,120
9,000	Micron Technology, Inc. *	296,550
7,000	OmniVision Technologies, Inc. * +	153,860
250	Samsung Electronics Co., Ltd. ^ - GDR	161,500
		1,111,490
	SOFTWARE - 3.0%
2,708,000	DIAGNOS, Inc. *	177,890
2,500	Microsoft Corp.	104,250
		282,140
	TELECOMMUNICATIONS - 1.9%
7,000	Cisco Systems, Inc. +	173,950

	TOTAL COMMON STOCKS (Cost - $5,138,277)	6,399,149

	CLOSED-END FUNDS - 16.3%
	COMMODITY FUNDS - 4.5%
8,000	Central Fund of Canada Ltd. - Cl. A	116,320
10,000	Nuveen Diversified Commodity Fund	162,600
13,000	Sprott Physical Gold Trust *	143,130
		422,050
	DEBT FUNDS - 5.0%
7,456	Aberdeen Global Income Fund, Inc.	89,323
10,731	Cohen & Steers Infrastructure Fund, Inc.	262,802
7,900	First Asset Diversified Convertible Debenture Fund	117,581
		469,706
	EQUITY FUNDS - 5.8%
16,000	BlackRock Dividend Income Trust	215,680
38,445	BlackRock Enhanced Equity Dividend Trust	322,553
		538,233
	OIL & GAS FUND - 1.0%
3,078	Tortoise MLP Fund, Inc.	92,094

	TOTAL CLOSED-END FUNDS (Cost - $1,422,712)	1,522,083

	EXCHANGE TRADED FUNDS - 5.4%
	COMMODITY FUNDS - 1.6%
3,200	iShares Silver Trust *	64,800
3,000	United States Short Oil Fund LP *	91,440
		156,240

See accompanying notes to financial statements.

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Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)

Shares		Value
	EQUITY FUNDS - 3.8%
13,000	ProShares Short Russell 2000 *	$208,390
3,000	ProShares Short S&P 500 *	70,080
2,000	ProShares UltraShort Oil & Gas *	74,120
		352,590

	TOTAL EXCHANGE TRADED FUNDS (Cost - $595,281)	508,830

Contracts
	PURCHASED OPTIONS - 0.3%
	PURCHASED CALL OPTIONS *** - 0.2%
200	Prospect Capital Corp., November 2014, Call @ 10	13,200

	PURCHASED PUT OPTIONS ** - 0.1%
10	Facebook, Inc., January 2015, Put @ 50	1,290
50	GT Advanced Technologies, Inc., September 2014, Put @ 17	8,000
2	LinkedIn Corp., January 2015, Put @ 170	3,815
		13,105
	TOTAL PURCHASED OPTIONS (Cost - $27,161)	26,305

	TOTAL INVESTMENTS - 90.5% (Cost - $7,183,431) (a)	$8,456,367
	OTHER ASSETS AND LIABILITIES - NET - 9.5%	889,501
	TOTAL NET ASSETS - 100.0%	$9,345,868

*	Non-Income producing security.

^	144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At June 30, 2014 securities amounted to $161,500 or 1.7% of net assets.

+	All or part of these securities were held as collateral for written call options as of June 30, 2014.

GDR - Global Depositary Receipt

MLP - Master Limited Partnership

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including call options written, is $7,342,500 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,608,621
Unrealized depreciation	(538,639)
Net unrealized appreciation	$1,069,982

Contracts ***		Value

	CALL OPTIONS WRITTEN
56	Apple, Inc., January 2015, Call @ 100	$22,680
50	Cisco Systems, Inc., January 2015, Call @ 25	5,950
40	GT Advanced Technologies, Inc., January 2015, Call @ 30	3,920
35	OmniVision Technologies, Inc., December 2014, Call @ 24	5,425
15	Sanchez Energy Corp., August 2014, Call @ 38	2,700
10	United Continental Holdings, Inc., July 2014, Call @ 42	1,180
10	United Continental Holdings, Inc., August 2014, Call @ 43	2,030
	TOTAL CALL OPTIONS WRITTEN - (Premiums received - $38,550) (a)	$43,885

**	Each put option contract allows the holder of the option to sell 100 shares of the underlying security.

***	Each call option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

14

Investment Partners Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

ASSETS
Investment securities:
At cost	$7,183,431
At value	$8,456,367
Cash	982,797
Receivable for securities sold	163,863
Dividends and interest receivable	8,387
Prepaid expenses	1,414
TOTAL ASSETS	9,612,828

LIABILITIES
Option contracts written (Premiums received $38,550)	43,885
Payable for investments purchased	195,930
Investment advisory fees payable	3,238
Distribution (12b-1) fees payable	2,720
Fees payable to other affiliates	10,029
Accrued expenses and other liabilities	11,158
TOTAL LIABILITIES	266,960
NET ASSETS	$9,345,868

Net Assets Consist Of:
Paid in capital	$8,215,821
Accumulated net investment loss	(180,664)
Accumulated net realized gain from investments, options written and foreign currency transactions	43,107
Net unrealized appreciation on investments, options written, and foreign currency translations	1,267,604
NET ASSETS	$9,345,868

Net Asset Value Per Share:
Class A Shares:
Net Assets	$9,345,868
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	825,771
Net asset value (Net Assets divided by Shares Outstanding) and redemption price per share	$11.32
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$12.01

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

15

Investment Partners Opportunities Fund
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Dividends (Net of $3,416 foreign taxes withheld)	$103,890
Interest	488
TOTAL INVESTMENT INCOME	104,378

EXPENSES
Investment advisory fees	65,472
Administrative services fees	18,903
Distribution (12b-1) fees	15,277
Accounting services fees	13,836
Transfer agent fees	13,112
Registration fees	10,156
Audit fees	8,128
Compliance officer fees	8,103
Legal fees	7,798
Printing and postage expenses	5,552
Trustees’ fees and expenses	5,080
Custodian fees	2,329
Non 12b-1 shareholder services fees	1,405
Insurance expense	162
Other expenses	609
TOTAL EXPENSES	175,922
Fees waived by the Advisor	(55,834)
NET EXPENSES	120,088

NET INVESTMENT LOSS	(15,710)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	188,746
Options written	(8,535)
Foreign currency	9
Net realized gain from investments, options written and foreign currency transactions	180,220

Net change in unrealized appreciation from:
Investments	709,461
Options written	28,142
Foreign currency translations	5
Net change in unrealized appreciation from investments, options written and foreign currency translations	737,608

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	917,828

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$902,118

See accompanying notes to financial statements.

16

Investment Partners Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
OPERATIONS
Net investment loss	$(15,710)	$(83,756)
Net realized gain/(loss) from investments, options written and foreign currency transactions	180,220	(33,548)
Distributions of realized gains from underlying investment companies	—	6,101
Net change in unrealized appreciation on investments, options written and foreign currency translations	737,608	1,222,900
Net Increase in Net Assets Resulting From Operations	902,118	1,111,697

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	1,500	42,400
Payments for shares redeemed	(106,515)	(762,263)
Net decrease in net assets from shares of beneficial interest	(105,015)	(719,863)

TOTAL INCREASE IN NET ASSETS	797,103	391,834

NET ASSETS
Beginning of Year	8,548,765	8,156,931
End of Year*	$9,345,868	$8,548,765
* Includes accumulated net investment loss of:	$(180,664)	$(164,954)

SHARE ACTIVITY
Class A Shares:
Shares Sold	141	4,487
Shares Redeemed	(9,890)	(79,388)
Net decrease in shares of beneficial interest outstanding	(9,749)	(74,901)

See accompanying notes to financial statements.

17

Investment Partners Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	Six Months Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2014		December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2013	2012	2011	2010 (1)

Net Asset Value, Beginning of Period	$10.23		$8.96	$9.29	$10.78	$10.00
Income (loss) from investment operations:
Net investment loss (2)	(0.02)		(0.10)	(0.07)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	1.11		1.37	(0.16)	(1.00)	1.19
Total from investment operations	1.09		1.27	(0.23)	(1.10)	1.05

Less distributions from:
Net investment income	—		—	(0.03)	—	—
Net realized gains	—		—	(0.07)	(0.39)	(0.27)
Total from distributions	—		—	(0.10)	(0.39)	(0.27)

Net Asset Value, End of Period	$11.32		$10.23	$8.96	$9.29	$10.78

Total return (3)	10.66	% (4)	(14.17)%	(2.53)%	10.19%	10.52	% (4)

Ratios/Supplemental Data
Net assets, end of period (000s)	$9,346		$8,549	$8,157	$8,573	$9,796
Ratio of gross expenses to average net assets (5)	4.03	% (6)	4.03%	3.85%	3.64%	4.09	% (6)
Ratio of net expenses to average net assets (5)	2.75	% (6)	2.75%	2.75%	2.75%	2.75	% (6)
Ratio of net investment loss to average net assets (5,7)	(0.36	)% (6)	(1.01)%	(0.74)%	(0.91)%	(1.39	)% (6)
Portfolio Turnover Rate	30	% (4)	67%	88%	146%	124	% (4)

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Not annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

18

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (Unaudited)

1.	ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund currently offers Class A shares only. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

19

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”).  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

20

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$6,399,149	$—	$—	$6,399,149
Closed - End Funds	1,522,083	—	—	1,522,083
Exchange Traded Funds	508,830	—	—	508,830
Purchased Options	26,305	—	—	26,305
Total	$8,456,367	$—	$—	$8,456,367

Liabilities *	Level 1	Level 2	Level 3	Total
Options Written	$43,885	$—	$—	$43,885
Total	$43,885	$—	$—	$43,885

There were no transfers between Level 1 and Level 2. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classifications.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified

21

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2010-2012) or expected to be taken for the Fund’s 2013 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,406,723 and $2,697,350, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Written and purchased options are non-income producing securities. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. The net change in unrealized appreciation/(depreciation) on options written was $28,142 as of the six months ended June 30, 2014 and is included in the line marked “Net change in unrealized appreciation/(depreciation) from Options written” on the Statement of Operations. The net change in unrealized appreciation/(depreciation) on options purchased was $18,270 as of the six months ended June 30, 2014 and is included in the line marked “Net change in unrealized appreciation/(depreciation) from Investments” on the Statement of Operations.

22

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

The derivative instruments outstanding as of June 30, 2014 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume activity for the Fund.

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the six months ended June 30, 2014, were as follows:

Written Call Options
	Number of Contracts	Premium Received
Options outstanding, beginning of year	206	$29,562
Options written	477	69,180
Options exercised	(280)	(31,485)
Options expired	(169)	(8,898)
Options closed	(18)	(19,809)
Options outstanding, end of period	216	$38,550

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2014.

Liabilities:	Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Options Written Contracts	$43,885	(1)	$43,885	(2)	$—	$—
Total	$43,885		$43,885		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Investment Partners Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets.

23

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles of derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the six months ended June 30, 2014, the Advisor waived fees of $55,834.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.75% of average daily net assets for Class A. If Fund operating expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows: $83,850 expiring on December 31, 2014, $94,887 expiring on December 31, 2015, and $107,499 expiring on December 31, 2016.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the six months ended June 30, 2014, pursuant to the Plan, Class A shares incurred fees of $15,277.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. The Distributor is an affiliate of GFS. During the six months ended June 30, 2014, the Distributor did not receive underwriting commissions for sales of Class A shares.

During the six months ended June 30, 2014, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund. The trades were cleared through Pershing LLC. For the six months ended June 30, 2014, T.R. Winston & Company received $7,714 in trade commissions.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

24

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2012 was as follows:

Fiscal Year Ended
December 31, 2012
Ordinary Income	$78,601
Long-Term Capital Gain	8,585
Return of Capital	399
$87,585

There was no distribution for fiscal year ended December 31, 2013.

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Capital Loss	Post October Loss	Unrealized	Total
Carry	and	Appreciation/	Accumulated
Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$(29,374)	$(75,074)	$332,377	$227,929

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for real estate investment trusts and publicly traded partnerships.

Late year losses incurred after December 31 and currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $86.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $74,988.

At December 31, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$—	$(29,374)	$(29,374)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of net operating losses and ordinary income distributions, and adjustments related to real estate investment trusts, publicly traded partnerships and grantor trusts, resulted in reclassification for the year ended December 31, 2013 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Loss
$(79,328)	$67,021	$12,307
25

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

6.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

26

Investment Partners Opportunities Fund

EXPENSE EXAMPLES

June 30, 2014 (Unaudited)

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	01/01/2014	06/30/2014	01/01/2014 – 06/30/2014*
Actual	$1,000.00	$1,106.60	$14.36
Hypothetical (5% return before expenses)	$1,000.00	$1,011.16	$13.71

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).
27

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
28

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
29

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440.

INVESTMENT ADVISOR

Investment Partners Asset Management, Inc.
One Highland Avenue
Metuchen, NJ 08840

ADMINISTRATOR

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date  9/5/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date     9/5/2014

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/5/2014